SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 11, 2003



                                   AT&T CORP.
               (Exact Name of Registrant as Specified in Charter)

                                    New York

                 (State or Other Jurisdiction of Incorporation)

                1-1105                                13-4924710
        (Commission File Number)           (IRS Employer Identification No.)

              One AT&T Way
         Bedminster, New Jersey                          07921
      (Address of Principal Executive                  (Zip Code)
                Offices)


       Registrant's telephone number, including area code: (908) 221-2000


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)

       A New York                Commission File          I.R.S. Employer
       Corporation                 No. 1-1105             No. 13-4924710

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ITEM 5.  Other Events

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of our press release dated December 11, 2003 relating to voice over Internet protocol services. Attached as Exhibit 99.2 and incorporated herein by reference is a copy of our press release dated December 11, 2003 describing the speech of our Chairman and Chief Executive Officer, David W. Dorman, at the Credit Suisse First Boston Media and Telecom Week Conference in New York City on December 11, 2003.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit 99.1 - Press release dated December 11, 2003

Exhibit 99.2 - Press release dated December 11, 2003.


ITEM 12.  Results of Operations and Financial Disclosure

What are we disclosing?

On December 11, 2003, David W. Dorman, our Chairman and Chief Executive Officer, publicly disclosed in a speech at the Credit Suisse First Boston Media and Telecom Week Conference in New York City that as of September 30, 2003, our Net Debt to EBITDA ratio was 1.1.

Net debt is defined as total debt, less cash, restricted cash and net foreign debt fluctuations:
(dollars in millions)


Total debt                                                             $17,405
Cash                                                                     6,751
Restricted cash                                                            464
Net foreign debt fluctuations                                              899
                                                                     ---------
AT&T Net Debt                                                          $ 9,291
                                                                     ---------


Reconciliation of EBITDA to net income for the 12 months ended September 30, 2003:
(dollars in millions)

AT&T EBITDA                                                             $8,637
Depreciation and amortization                                           (4,864)
AT&T Latin America impairment charge                                    (1,029)
                                                                     ---------

Subtotal Operating Income                                                2,744
Other income (expense), net                                                297
Interest (expense)                                                      (1,278)
(Provision) for taxes                                                     (902)
Minority interest income                                                    34
Net earnings (losses) related to equity
  investments                                                               17
                                                                     ---------

Net income from continuing operations                                      912
Net (loss) from discontinued operations                                   (210)
Gain on disposition of discontinued operations                           1,324
Cumulative effect of accounting change                                      15
                                                                     ---------
AT&T Net income                                                         $2,041
                                                                     ---------

Our senior management believes that our Net Debt to EBITDA ratio is relevant in assessing our financial performance.

Mr. Dorman also disclosed in his speech that our year to date debt reduction was more than $8.0 billion through November 30, 2003, which yields approximately $0.5 billion in annualized interest savings.


The information in this Item 12 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  AT&T CORP.



                                  /s/  Robert S. Feit
                                  ----------------------------------
                                  By:  Robert S. Feit
                                       Vice President - Law and Secretary


December 11, 2003

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